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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 1, 2002



                          VALASSIS COMMUNICATIONS, INC.
                    ________________________________________

             (Exact name of registrant as specified in its charter)


   Delaware                        1-10991                        38-2760940
_________________               _______________               _________________

 (State or other            (Commission File Number)            (IRS Employer
of incorporation)                                             Identification No)


                  19975 Victor Parkway, Livonia, Michigan 48152
                      ____________________________________

                     (Address of principal executive office)


Registrant's telephone number, including area code:  734-591-3000

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Item 5. OTHER EVENTS

On July 1, 2002, Valassis announced that it increased its ownership in Valassis Relationship Marketing Systems (VRMS), its grocery loyalty marketing joint venture, to 87.96%. Effective July 1, 2002 Valassis' consolidated financials will include the financials of VRMS. A copy of the Company press release related to this event is being filed as an Exhibit to this Form 8-K.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1   Press Release of Valassis Communications, Inc. dated July 1, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VALASSIS COMMUNICATIONS, INC.



                                         By:  /s/Robert L. Recchia
                                              -------------------------------
                                              Robert L. Recchia
                                              Executive Vice President and
                                              Chief Financial Officer



Dated:  July 2, 2002